Other Non-Operating (Income) Expense	9 Months Ended
Sep. 30, 2013
Other Income And Expenses [Abstract]
Other Non-Operating (Income) Expense

17. Other Non-Operating (Income) Expense

Other non-operating (income) expense for the three and nine month periods ending September 30, 2013 consisted of $4 million and $2 million, respectively, in costs related to foreign exchange rates driven by an out of period adjustment related to intercompany loans, as discussed in Note 2. Other non-operating expense for the three and nine month periods ending September 30, 2012 consisted of approximately $2 million and $8 million, respectively, primarily attributable to an Acquisition-related foreign currency swap. Other non-operating expense for the Predecessor period ended February 14, 2012 was approximately $2 million which primarily consisted of costs related to foreign exchange rates.